UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

October 23, 2018

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

175 West Jackson Boulevard

Chicago, Illinois 60604

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 568-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 23, 2018, Enova International, Inc. (the “Company”) and several of its subsidiaries entered into a receivables funding (the “Facility”) with Credit Suisse AG, New York Branch, as agent (the “Agent”). The Facility collateralizes unsecured consumer installment loans (“Receivables”) that have been and will be originated or acquired under the Company’s NetCredit brand by several of the Company’s subsidiaries and that meet specified eligibility criteria in exchange for a revolving note. Under the Facility, Receivables are sold to a wholly-owned special purpose subsidiary of the Company (the “Debtor”) and serviced by another subsidiary of the Company.

The Debtor has issued a revolving note with an initial maximum principal balance of $150.0 million, which is required to be secured by 1.25 times the drawn amount in eligible receivables. The Facility is non-recourse to the Company and matures on October 23, 2022.

The Facility is governed by a loan and security agreement, dated as of October 23, 2018, between the Agent, the Debtor and certain other lenders and agent parties thereto. The Facility bears interest at a rate per annum equal to one-month LIBOR (subject to a floor) plus an applicable margin, which rate per annum is 3.75%. In addition, the Debtor paid certain customary upfront closing fees to the Agent. Interest payments on the Facility will be made monthly. The Debtor shall be permitted to prepay the Facility, subject to certain fees and conditions. Any remaining amounts outstanding will be payable no later than October 23, 2022, the final maturity date.

All amounts due under the Facility are secured by all of the Debtor’s assets, which include the Receivables transferred to the Debtor, related rights under the receivables, a bank account and certain other related collateral.

The Facility documents contain customary provisions for securitizations, including: representations and warranties as to the eligibility of the receivables and other matters; indemnification for specified losses not including losses due to the inability of consumers to repay their loans; covenants regarding special purpose entity matters; and default and termination provisions that provide for the acceleration of the Facility in circumstances including, but not limited to, failure to make payments when due, servicer defaults, certain insolvency events, breaches of representations, warranties or covenants, failure to maintain the security interest in the receivables and defaults under other material indebtedness of the Debtor.

The foregoing description of the Facility does not purport to be complete and is subject to and qualified in its entirety by reference to the Facility documents that will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 25, 2018, the Company issued a press release to announce its consolidated financial results for the three and nine months ended September 30, 2018. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release includes non-GAAP financial measures as that term is defined in Regulation G. The press release also includes the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), information reconciling the non-GAAP financial measures to the GAAP financial measures, and a discussion of the reasons why the Company’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations. The non-GAAP financial information presented therein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated and presented in accordance with GAAP.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information provided in Item 1.01 above is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

See Item 2.02 Results of Operations and Financial Condition.

ITEM 8.01	OTHER EVENTS

On October 25, 2018, the Company announced that an indirect subsidiary intends to offer, subject to market and other customary conditions, $95,000,000 Class A Asset Backed Notes (the “Class A Notes”) and $30,400,000 Class B Asset Backed Notes (the “Class B Notes” and, collectively with the Class A Notes, the “Notes”), with an anticipated closing date of on or about October 31, 2018 (the “Closing Date”). The Class A Notes will bear interest at 4.20% and the Class B Notes will bear interest at 7.37%. The Notes will be backed by a pool of Receivables and will represent obligations of the issuer only. The Notes will not be guaranteed by the Company.

The net proceeds of the offering of the Notes on the Closing Date will be used to acquire the Receivables from the Company, fund a reserve account and pay fees and expenses incurred in connection with the transaction.

The Notes will be offered only to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to certain persons outside of the United States in compliance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

This report is issued pursuant to Rule 135c of the Securities Act for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities. No offer, solicitation or sale of the Notes will be made in any jurisdiction in which the offer, solicitation or sale is unlawful. Any offers of the Notes will be made only by means of a private offering memorandum.

Cautionary Information Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 about the business, financial condition and prospects of the Company. These forward-looking statements give current expectations or forecasts of future events and reflect the views and assumptions of the Company’s senior management with respect to the business, financial condition and prospects of the Company as of the date of this report and are not guarantees of future performance. The actual results of the Company could differ materially from those indicated by such forward-looking statements because of various risks and uncertainties applicable to Enova’s business, including, without limitation, those risks and uncertainties indicated in the Company’s filings with the Securities and Exchange Commission (“SEC”), including its annual report on Form 10-K, quarterly reports on Forms 10-Q and current reports on Forms 8-K. These risks and uncertainties are beyond the ability of the Company to control, and, in many cases, the Company cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this report, the words “believes,” “estimates,” “plans,” “expects,” “anticipates” and similar expressions or variations as they relate to the Company or its management are intended to identify forward-looking statements. Enova cautions you not to put undue reliance on these statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements after the date of this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit No.	Description
99.1	Enova International, Inc. press release dated October 25, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

Date: October 25, 2018	By:	/s/ Sean Rahilly
Sean Rahilly
General Counsel & Secretary